Exhibit 10.31

MD BEAUTY, INC.

THIRD AMENDMENT TO TERM LOAN AGREEMENT

This THIRD AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”) is dated as of March 17, 2006 and entered into by and among BARE ESCENTUALS, INC., a Delaware corporation, formerly known as STB Beauty, Inc. (“Holdings”), MD BEAUTY, INC., a Delaware corporation (the “Company”), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a “Lender” and collectively as “Lenders”), and BNP PARIBAS (“BNP Paribas”), as administrative agent for Lenders (in such capacity, “Administrative Agent”). Reference is made to that certain Term Loan Agreement dated as of February 18, 2005, as amended by the First Amendment to Term Loan Agreement dated as of July 21, 2005, and as amended by the Second Amendment to Term Loan Agreement dated as of October 7, 2005, by and among Holdings, Company, the Lenders referenced therein and BNP Paribas, as Administrative Agent (the “Credit Agreement”). Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby.

RECITALS

WHEREAS, Company and Lenders desire to amend the Credit Agreement to postpone the date on which Company has to comply with hedging requirements under subsection 6.10 of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.           AMENDMENTS TO CREDIT AGREEMENT

Subsection 6.10 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting the following therefor:

6.10   Interest Rate Protection.

At all times after September 30, 2006, Company shall maintain in effect for three years after the Closing Date one or more Interest Rate Agreements in an aggregate notional principal amount of not less than 40% of the aggregate principal amount of the Term Loans and the First Lien Term Loans outstanding, each such Interest Rate Agreement to be in form and substance satisfactory to Administrative Agent; provided that Company shall not be obligated to maintain in effect any such Interest Rate Agreements at any time that the Applicable Consolidated Leverage Ratio is less than or equal to 2.00:1:00. For purposes of clarification, while the above described Interest Rate Agreements are required to be maintained during the above described periods, each individual Interest Rate Agreement is not required to be of such duration.”.

1

SECTION 2.           REPRESENTATIONS AND WARRANTIES

In order to induce Lenders and Administrative Agent to enter into this Amendment, Company and Holdings each represents and warrants to each Lender and Administrative Agent that the following statements are true, correct and complete:

(i)          each of Company and Holdings has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”);

(ii)   the execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company and Holdings;

(iii) the execution and delivery by Company and Holdings of this Amendment and the performance by Company and Holdings of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Holdings, Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Holdings, Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Holdings, Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Holdings, Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings, Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders and other Liens permitted under the Amended Agreement), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Holdings, Company or any of its Subsidiaries, except for with respect to the foregoing clauses (i) , (ii) and (iv) above, such violations, conflicts, breaches, defaults or failures to obtain approvals or consents which could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(iv) the execution and delivery by Company of this Amendment and the performance by Holdings and Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body, except for registrations, consents, approvals, notices and other actions that have been obtained, given or taken, or the failure of which to obtain, give or take have not and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(v)   this Amendment and the Amended Agreement have been duly executed and delivered by Company and Holdings and are the legally valid and binding obligations of Company and Holdings, enforceable against Company and Holdings in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and

2

(vi)  no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

SECTION 3.           CONDITIONS TO EFFECTIVENESS

Except as set forth below, this Amendment shall become effective only upon the satisfaction of the following conditions precedent (the “Closing Conditions”):

A.            Amendment of First Lien Credit Agreement. Administrative Agent shall have received a written amendment of the First Lien Credit Agreement executed by Holdings, Company, Requisite Lenders under the First Lien Credit Agreement and BNP Paribas, as administrative agent, in form and substance satisfactory to Administrative Agent, which amendment shall be in form substantially similar to this Amendment.

B.            Fees and Expenses. Administrative Agent shall have received all of

Administrative Agent’s reasonable costs and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent (including, without limitation, the reasonable fees and disbursements of O’Melveny & Myers LLP) in connection with this Amendment and the documents and transactions related hereto, and any fees separately agreed upon between Company and Administrative Agent.

C.            Notification of Execution. Receipt by Administrative Agent and Company of written or telephonic notice that Company, Holdings and the Requisite Lenders have executed this Amendment and authorized its delivery.

SECTION 4.           MISCELLANEOUS

A.            Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)                       On and after the effective date of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

(ii)                      Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)                     The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents.

3

B.               Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C.               Applicable Law.                   THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

D.               Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

[Remainder of this page intentionally left blank]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:

MD BEAUTY, INC.

	By:	/s/ Leslie A Blodgett
	Name:	Leslie A Blodgett
	Title:	President, Chief Executive Officer and Secretary

HOLDINGS:
BARE ESCENTUALS, INC.

	By:	/s/ Leslie A Blodgett
	Name:	Leslie A Blodgett
	Title:	President and Chief Executive Officer

LENDERS:
BNP PARIBAS, individually and as Administrative Agent

	By:	/s/ Cecile Scherer
	Name:	Cecile Scherer
	Title:	Director Merchant Banking Group

	By:	/s/ PJ de Filippis
	Name:	PJ de Filippis
	Title:	Managing Director

CIT LENDING SERVICES CORPORATION

By:	/s/ Michael L. LaManos
Name:	Michael L. LaManos
Title:	Vice President

FOXE BASIN CLO 2003, LTD
By:	GSO Capital Partners LP as Collateral Manager

By:	/s/ Lee M. Shaiman
Name:	Lee M. Shaiman
Title:	Authorized Signatory

HUDSON STRAITS CLO 2004, LTD.
By:	GSO Capital Partners LP as Collateral Manager

By:	/s/ Lee M. Shaiman
Name:	Lee M. Shaiman
Title:	Authorized Signatory

VENTURE CDO 2002, LIMITED
By:	its investment advisor
MJX Asset Management LLC

By:	/s/ Martin Davey
Name:	Martin Davey
Title:	Managing Director

VENTURE II CDO 2002, LIMITED
By:	its investment advisor,
MJX Asset Management LLC

By:	/s/ Martin Davey
Name:	Martin Davey
Title:	Managing Director

VENTURE III CDO LIMITED
By:	its investment advisor,
MJX Asset Management LLC

By:	/s/ Martin Davey
Name:	Martin Davey
Title:	Managing Director

VENTURE IV CDO LIMITED
By:	its investment advisor,
MJX Asset Management LLC

By:	/s/ Martin Davey
Name:	Martin Davey
Title:	Managing Director

VENTURE V CDO LIMITED
By:	its investment advisor,
MJX Asset Management LLC

By:	/s/ Martin Davey
Name:	Martin Davey
Title:	Managing Director

VISTA LEVERAGED INCOME FUND
By:	its investment advisor,
MJX Asset Management LLC

By:	/s/ Martin Davey
Name:	Martin Davey
Title:	Managing Director

BEAR STEARNS CREDIT PRODUCTS INC.

By:	/s/ Jeffrey Tuck
Name:	Jeffrey Tuck
Title:	Authorized Signatory

FRIEDBERGMILSTEIN PRIVATE CAPITAL FUND I

By:	/s/ Eric A. Green
Name:	Eric A. Green
Title:	Senior Partner

MCG Capital Corporation

By:	/s/ Thomas P. McLoughlin
Name:	Thomas P. McLoughlin
Title:	Vice President

Loan Funding IV LLC
By:	Highland Capital Management, L.P. As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek
Name:	Chad Schramek
Title:	Assistant Treasurer Strand Advisors, Inc. General Partner of Highland Capital Management, L.P.

Loan Funding VII LLC
By:	Highland Capital Management, L.P. As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek
Name:	Chad Schramek
Title:	Assistant Treasurer Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Southfork CLO, Ltd.
By:	Highland Capital Management, L.P. As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek
Name:	Chad Schramek
Title:	Assistant Treasurer Strand Advisors, Inc. General Partner of Highland Capital Management, L.P.

First Trust/Highland Capital Floating
Rate Income Fund

By:	/s/ Michael S. Minces
Name:	Michael S. Minces
Title:	Chief Compliance Officer
Highland Capital Management, L.P.

Pioneer Floating Rate Trust

By:	/s/ Michael S. Minces
Name:	Michael S. Minces
Title:	Chief Compliance Officer
Highland Capital Management, L.P.

Highland Floating Rate LLC

By:	/s/ Michael S. Minces
Name:	Michael S. Minces
Title:	Chief Compliance Officer
Highland Capital Management, L.P.

Highland Floating Rate Advantage Fund

By:	/s/ Michael S. Minces
Name:	Michael S. Minces
Title:	Chief Compliance Officer
Highland Capital Management, L.P.

LATITUDE CLO I, LTD

By:	/s/ Chauncey F. Lufkin III
Name:	Chauncey F. Lufkin III
Title:

BLACKROCK KELSO CAPITAL CORPORATION

By:	/s/ Frank Gordon
Name:	Frank Gordon
Title:	Chief Financial Officer

GLC CDO I, Ltd.

By:	/s/ Michael Ferris
Name:	Michael Ferris
Title:	Principal, GLC Management LLC

FARALLON CAPITAL PARTNERS, L.P.,

FARALLON CAPITAL INSTITUTIONAL PARTNERS, L.P.,

FARALLON CAPITAL INSTITUTIONAL PARTNERS II, L.P.,

FARALLON CAPITAL OFFSHORE INVESTORS II, L.P.,

FARALLON CAPITAL INSTITUTIONAL PARTNERS III, L.P.,

TINICUM PARTNERS, L.P.,

By:	Farallon Partners, L.L.C., Its General Partner

By:	/s/ Derek C. Schrier
Name:	Derek C. Schrier
Title:	Managing Member

FARALLON CAPITAL OFFSHORE INVESTORS, INC.,
By:	Farallon Capital Management, L.L.C., Its Agent and Attorney-in-fact

By:	/s/ Derek C. Schrier
Name:	Derek C. Schrier
Title:	Managing Member

SEAL ROCK OFFSHORE FUNDING, L.L.C.
By:	Farallon Capital Management, L.L.C., Its Manager

By:	/s/ Derek C. Schrier
Name:	Derek C. Schrier
Title:	Managing Member

LightPoint CLO 2004-1, Ltd.
Premium Loan Trust I, Ltd.
LightPoint CLO III, Ltd.
LightPoint CLO IV, Ltd.

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Vice President

CANADIAN IMPERIAL BANK OF COMMERCE

By:	/s/ John O'Dowd
Name:	John O'Dowd
Title:	Authorized Signatory

By:	/s/ Shira Aschkenasy
Name:	Shira Aschkenasy
Title:	Authorized Signatory

HALCYON STRUCTURED ASSET MANAGEMENT CLO I LTD.

By:  Halcyon Structured Asset Management L.P., as Collateral Manager under the Collateral Management Agreement dated September 23, 2005 between Halcyon Structured Asset Management L.P. and Halcyon Structured Asset Management CLO I Ltd.

By: Halcyon Structured Asset Management LLC, its sole general partner

By:	/s/ James Pasquarelli
Name:	James Pasquarelli
Title:	Chief Financial Officer

HALCYON STRUCTURED OPPORTUNITIES FUND L.P.
By: Halcyon Structured Asset Management L.P., its Investment Manager

By:	/s/ James Pasquarelli
Name:	James Pasquarelli
Title:	Chief Financial Officer

Apollo Distressed Investment Fund CQPS, L.P.
By: Apollo DIF Management, L.P.

By:	/s/ Patricia M. Navis
Name:	Patricia M. Navis
Title:	Vice President

Apollo Distressed Investment Offshore Funds
By: Apollo DIF Management, L.P.

By:	/s/ Patricia M. Navis
Name:	Patricia M. Navis
Title:	Vice President

Grand Central Asset Trust, ARL Series

By:	/s/ Mikus N. Kins
Name:	Mikus N. Kins
Title:	Attorney-in-fact